SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of supplemental cash flow information [abstract]
Disclosure of detailed information about supplemental cash flow [Table Text Block]
	Year Ended December 31,
	2025	2024
Other adjustments to investing activities:
Loan to Sierra Madre(1)	$-	($5,000)
Purchase of marketable securities	(8,969)	(11,967)
Proceeds from disposal of marketable securities	36,987	18,481
Other strategic investments	707	(695)
	$28,725	$819
Net change in non-cash working capital items:
Increase in trade and other receivables	($55,122)	($1,509)
(Increase) decrease in value added taxes receivable	(292)	8,123
(Increase) decrease in inventories	(319)	2,268
Decrease in prepaid expenses and other	2,710	552
Decrease in income taxes payable	(10,388)	(2,520)
Increase in trade and other payables	38,963	2,818
(Increase) decrease in restricted cash (Note 19)	(38,195)	19,501
	($62,643)	$29,233
Non-cash investing and financing activities:
Transfer of share-based payments reserve upon settlement of RSU's, PSU's and DSU's	$4,006	$4,329
Transfer of share-based payments reserve upon exercise of options	36,794	57
Acquisition of Gatos	1,453,478	-
Assets acquired by lease	635	(1,110)
	$1,494,913	$3,276

(1) On April 29, 2024, the Company entered into an agreement to loan $5.0 million to Sierra Madre, to be used towards the development and progress of the La Guitarra Mine. The transaction closed on May 7, 2024 ("Closing Date") and was initially repayable to the Company within 24 months ("Maturity Date"). In June 2025, the agreement was amended to extend the Closing Date by one year, now expiring on May 7, 2027. The loan is subject to an interest rate of 15% per year, which will be due and payable starting six months from the Closing Date of the loan.